Exhibit 10.14

HESKA CORPORATION
2003 EQUITY INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the 26th day of March, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.  GRANT OF STOCK.

1.1       Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 2003 Equity Incentive Plan (the "Plan"), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock.  The Company hereby grants to Executive an aggregate of 24,355 shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.  UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture.  In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares.  Notwithstanding the previous sentence, if Executive's employment is terminated before that date for a Triggering Event (as defined below), all of the Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer.  Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event.  For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company's successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive's death or Disability,

SECTION 3.   STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates.  The Shares will be recorded in the stock register of the Company in the name of Executive.  If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company.  Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights.  Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends.  Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH  IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.   RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election.  Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement.  Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding.  In accordance with Section 11 of the Plan, Executive agrees to remit to the Company an amount sufficient to satisfy federal, state and local taxes (including the Executive’s FICA obligation) required to be withheld with respect to the vesting of the Shares, or otherwise to satisfy such obligation as permitted under the Plan.  The Company has the right to deduct from any salary or other payments to be made to Executive any federal, state or local taxes required by law to be so withheld.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive's service in any capacity.

5.2   Effect on Employee Benefits.  Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances.  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement.  This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                                                                                                 a Delaware corporation

/s/ Robert B. Grieve                         By:      /s/ Jason Napolitano
Title:   Chief Financial Officer
Address  38501 WCR 21
    Ft. Collins, CO 80524

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto                                                                               (_____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. _______ herewith and do hereby irrevocably constitute and appoint                          to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  _____________ , 20__.
Signature:    /s/ Robert B. Grieve

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the 26th day of March, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.   GRANT OF STOCK.

1.1   Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 1997 Stock Incentive Plan (the "Plan"), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock.  The Company hereby grants to Executive an aggregate of 15,645 shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.   UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture.  In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares.  Notwithstanding the previous sentence, if Executive's employment is terminated before that date for a Triggering Event (as defined below), all of the Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer.  Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event.  For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company's successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive's death or Disability,

SECTION 3.   STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates.  The Shares will be recorded in the stock register of the Company in the name of Executive.  If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company.  Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights.  Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends.  Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH  IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.   RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election.  Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement.  Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding.  In accordance with Section 12 of the Plan, Executive agrees to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan under applicable federal, state, local or foreign law.  The Company in its discretion may permit Executive to satisfy all or part of his withholding or income tax obligations by having the Company withhold all or a portion of the Shares that otherwise would be issued to him on vesting.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive's service in any capacity.

5.2   Effect on Employee Benefits.  Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances.  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement.  This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                                                                                                     a Delaware corporation

/s/ Robert B. Grieve                         By:       /s/ Jason Napolitano
Title:  Chief Financial Officer
Address  38501 WCR 21
Ft. Collins, CO 80524

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto                                                                               (____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. ________ herewith and do hereby irrevocably constitute and appoint                          to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  _____________ __, 20__.
Signature:   /s/  Robert B. Grieve

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the 26th day of March, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.   GRANT OF STOCK.

1.1   Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 1997 Stock Incentive Plan (the "Plan"), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock.  The Company hereby grants to Executive an aggregate of 5,715 shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.   UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture.  In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares.  Notwithstanding the previous sentence, if Executive's employment is terminated before that date and after April 30, 2015 for a Triggering Event (as defined below), all of the Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer.  Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event.  For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company's successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive's death or Disability,

SECTION 3.   STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates.  The Shares will be recorded in the stock register of the Company in the name of Executive.  If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company.  Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights.  Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends.  Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.      RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election.  Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement.  Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding.  In accordance with Section 12 of the Plan, Executive agrees to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan under applicable federal, state, local or foreign law.  The Company in its discretion may permit Executive to satisfy all or part of his withholding or income tax obligations by having the Company withhold all or a portion of the Shares that otherwise would be issued to him on vesting.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive's service in any capacity.

5.2   Effect on Employee Benefits.  Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances.  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement.  This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                                                                                                 a Delaware corporation

/s/  Robert B. Grieve                    By:     /s/  Jason Napolitano
                            Title:  Chief Financial Officer
Address  38501 WCR 21
     Ft. Collins, CO 80524

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto                                                                               (____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. _________ herewith and do hereby irrevocably constitute and appoint                          to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  ____________ __, 20__.
Signature:  /s/ Robert B. Grieve

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the 26th day of March, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.   GRANT OF STOCK.

1.1   Precedence of Plan. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 1997 Stock Incentive Plan (the "Plan"), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock. The Company hereby grants to Executive an aggregate of 2,857 shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.   UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture. In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares. Notwithstanding the previous sentence, if Executive's employment is terminated before that date and after April 30, 2016 for a Triggering Event (as defined below), all of the Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer. Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event. For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company’s successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive’s death or Disability,

SECTION 3.   STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates. The Shares will be recorded in the stock register of the Company in the name of Executive. If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company. Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights. Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends. Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH  IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.   RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election. Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement. Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding. In accordance with Section 12 of the Plan, Executive agrees to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan under applicable federal, state, local or foreign law. The Company in its discretion may permit Executive to satisfy all or part of his withholding or income tax obligations by having the Company withhold all or a portion of the Shares that otherwise would be issued to him on vesting.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive’s service in any capacity.

5.2   Effect on Employee Benefits. Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement. This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                      a Delaware corporation

/s/  Robert G. Grieve                                                                                           By:  /s/ Jason Napolitano
Title: Chief Financial Officer
Address 38501 WCR 21
Ft. Collins, CO 80524

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto __________________________________ (____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. _______ herewith and do hereby irrevocably constitute and appoint _____________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated: ____________ __, 20__.
Signature:   /s/  Robert B. Grieve

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the 26th day of March, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.   GRANT OF STOCK.

1.1   Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 1997 Stock Incentive Plan (the "Plan"), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock.  The Company hereby grants to Executive an aggregate of 15,000 shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.   UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture.  In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares.  Notwithstanding the previous sentence, if Executive's employment is terminated before that date for a Triggering Event (as defined below), 5,000 of the Shares will become immediately vested and nonforfeitable.  In addition:

a.	If the Triggering Event occurs after April 30, 2015, an additional 5,000 Shares will become immediately vested and nonforfeitable; and

b.	If the Triggering Event occurs after April 30, 2016, the remaining 5,000 Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer.  Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event.  For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company’s successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive's death or Disability,

SECTION 3.      STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates.  The Shares will be recorded in the stock register of the Company in the name of Executive.  If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company.  Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights.  Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends.  Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH  IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.   RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election.  Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement.  Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding.  In accordance with Section 12 of the Plan, Executive agrees to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan under applicable federal, state, local or foreign law.  The Company in its discretion may permit Executive to satisfy all or part of his withholding or income tax obligations by having the Company withhold all or a portion of the Shares that otherwise would be issued to him on vesting.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive's service in any capacity.

5.2   Effect on Employee Benefits.  Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances.  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement.  This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                                                                                                     a Delaware corporation

/s/  Robert B. Grieve                                                        By:          /s/  Jason Napolitano
                           Title:      Chief Financial Officer
Address  38501 WCR 21
    Ft. Collins, CO 80524

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto                                                                               (_________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. _______ herewith and do hereby irrevocably constitute and appoint                          to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  __________ __, 20__.
Signature:   /s/  Robert B. Grieve

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.